UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2017

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

2000 Sierra Point Parkway Suite 500
Brisbane, California 94005
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2017, Innoviva, Inc. (the “Company”) issued a press release and is holding a conference call regarding its results of operations and financial condition for the quarter and full year ended December 31, 2016. A copy of the press release, which includes information regarding the Company’s use of non-GAAP financial measures, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 8, 2017, the Board of Directors (the “Board”) of the Company approved the Company’s Amended and Restated Bylaws (the “Restated Bylaws”).  The Restated Bylaws, which take effect immediately, contain amendments that implement a majority voting standard in uncontested elections of directors (the “Majority Voting Standard”). The Majority Voting Standard provides that, in an uncontested election, a director shall be elected to the Board if the number of shares voted “for” such director’s election exceeds 50% of the number of votes cast with respect to that director’s election. However, the Restated Bylaws provide that, in the event of a contested election of directors, directors shall be elected to the Board by the vote of a plurality of the votes cast.

The foregoing summary of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

As part of the implementation of the Majority Voting Standard, the Company amended its Corporate Governance Guidelines to provide, among other things, that with respect to director nominations, the Board will only nominate those directors who have tendered in advance of such nomination an irrevocable, conditional resignation that will be effective only upon the failure of such director nominee to receive the required vote for re-election and the Board’s acceptance of such resignation.

An updated version of the Company’s Corporate Governance Guidelines will be posted in the corporate governance section of the Company’s website at http://investor.inva.com/corporate-governance.cfm. No information contained on the Company’s website is intended to be included as part of, or incorporated by reference into, this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

As part of the Board’s ongoing governance planning process, on February 8, 2017, the Board, upon the recommendation of the Board’s Nominating/Corporate Governance Committee, appointed James L. Tyree, a current director of the Company, as vice chairman of the Board.  Mr. Tyree has been a member of the Board and Chairman of the Board’s Compensation Committee since 2014.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Bylaws (as amended by the board of directors on February 8, 2017)
99.1	Press Release dated February 9, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: February 9, 2017	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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